UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2011

NEOPHOTONICS CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-35061	94-3253730
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

NeoPhotonics Corporation

2911 Zanker Road

San Jose, California 95134

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 232-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amendment is being filed to amend and supplement Item 9.01 of the Current Report on Form 8-K filed by NeoPhotonics Corporation (the “Company”) on October 18, 2011, to include the historical financial statements of Santur Corporation (“Santur”), the business acquired, and the unaudited pro forma combined financial information required pursuant to Article 11 of Regulation S-X.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Being Acquired.

The audited financial statements of Santur as of December 25, 2010 and December 26, 2009, and for the fiscal years ended December 25, 2010, December 26, 2009 and December 27, 2008, and the unaudited condensed financial statements of Santur as of June 25, 2010 and December 25, 2010 and for the six months ended June 25, 2011 and June 26, 2010 are filed herewith as Exhibits 99.01 and 99.02.

(b) Pro Forma Combined Financial Information.

The unaudited pro forma condensed combined balance sheet for the Company and Santur as of June 30, 2011 and the unaudited pro forma condensed combined statements of operations for the Company and Santur for the fiscal year ended December 31, 2010 and the six months ended June 30, 2011 are furnished herewith as Exhibit 99.03.

(d) Exhibits.

Exhibit No.	Description

23.01	Consent of Independent Auditors

99.01	Audited financial statements for Santur Corporation as of December 25, 2010 and December 26, 2009, and for the fiscal years ended December 25, 2010, December 26, 2009 and December 27, 2008

99.02	Unaudited condensed financial statements for Santur Corporation as of June 25, 2011 and December 25, 2010, and for the six months ended June 25, 2011 and June 26, 2010

99.03	Unaudited pro forma condensed combined balance sheet for NeoPhotonics Corporation and Santur Corporation as of June 30, 2011 and unaudited pro forma condensed combined statements of operations for NeoPhotonics Corporation and Santur Corporation for the fiscal year ended December 31, 2010 and for the six months ended June 30, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2011	NEOPHOTONICS CORPORATION

	By:	/s/ James D. Fay
James D. Fay
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.01	Consent of Independent Auditors

99.01	Audited financial statements for Santur Corporation as of December 25, 2010 and December 26, 2009, and for the fiscal years ended December 25, 2010, December 26, 2009 and December 27, 2008

99.02	Unaudited condensed financial statements for Santur Corporation as of June 25, 2011 and December 25, 2010, and for the six months ended June 25, 2011 and June 26, 2010

99.03	Unaudited pro forma condensed combined balance sheet for NeoPhotonics Corporation and Santur Corporation as of June 30, 2011 and unaudited pro forma condensed combined statements of operations for NeoPhotonics Corporation and Santur Corporation for the fiscal year ended December 31, 2010 and for the six months ended June 30, 2011